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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                          ---------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):   September 13, 1999

                          ---------------------------


                                 VENCOR, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                      001-14057                61-1323993
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
incorporation or organization)                               Identification No.)

                               One Vencor Place
                            680 South Fourth Street
                             Louisville, Kentucky
                   (Address of principal executive offices)
                                  40202-2412
                                  (Zip Code)

      Registrant's telephone number, including area code:  (502) 596-7300

                                Not Applicable
        (Former name or former address, if changed since last report.)


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Items 1-2.  Not Applicable.

Item 3.  Bankruptcy or Receivership.

          On September 13, 1999, Vencor, Inc. (the "Company") announced that it and several of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for protection under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the District of Delaware (the "Court") (case nos. 99-3199 (MWF) through 99-3327 (MWF), inclusive). The Debtors' cases have been consolidated for the purpose of joint administration and have been assigned to Judge Mary F. Walrath. At hearings held on September 13 and 14, 1999, the Court entered first day orders granting authority to the Company and its subsidiaries to pay pre-petition and post-petition employee wages, salaries, benefits and other employee obligations. The Court also approved orders granting authority, among other things, to pay pre-petition claims of certain critical vendors, utilities and patient obligations. Until approval of its plan of reorganization, the Company intends to pay post-petition claims of other vendors and providers in the ordinary course of business.

          The Court also approved, on an interim basis, the Company's $100 million debtor-in-possession financing (the "DIP Financing") with a bank group led by Morgan Guaranty Trust Company of New York. The final hearing on the DIP Financing is scheduled for October 1, 1999. The DIP financing and existing cash flows will be used to fund the Company's ongoing operations during the restructuring.

          During the restructuring, the Company and Ventas, Inc. (NYSE: VTR) have entered into a stipulation (the "Stipulation") for the payment by the Company of a reduced monthly rent payment of approximately $15.1 million beginning in September. The Stipulation was approved by the Court. The reduced rental payment for September is due on September 16 with the remaining monthly rental payments required to be made on the fifth day of each month or the first business day thereafter. Beginning in September, the difference between the base rent under the Company's existing master leases with Ventas and the reduced monthly rent payment of approximately $15.1 million will accrue as an administrative expense, subject to challenge in the Chapter 11 case. Unpaid August rent of approximately $18.9 million will constitute a claim by Ventas in the Chapter 11 case.

          The Stipulation also continues to toll any statutes of limitations or other time constraints in a bankruptcy proceeding for claims that might be asserted by the Company against Ventas.

          The Stipulation expires on October 31, 1999, but automatically renews for one-month periods unless either party provides a fourteen-day notice of termination. The Stipulation also may be terminated prior to its expiration upon a payment default by the Company, the consummation of the Company's plan of reorganization or the occurrence of certain defaults under the DIP Financing.

          As previously disclosed, the Company continues to develop its plan of

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reorganization that includes terms negotiated with key parties, including the
Company's bank lenders, subordinated debtholders, and Ventas. In addition, settlement negotiations are continuing with the Department of Justice, acting on behalf of the Health Care Financing Administration and the Department of Health and Human Services' Office of the Inspector General, concerning the government's outstanding claims against the Company, including outstanding routine reimbursement issues. As announced to the Court during the hearings on the first day motions, the Company does believe, that subject to certain conditions including entering into definitive agreements, an overall understanding on the broad economic terms of the Company's plan of reorganization has been reached with these key parties.

          Copies of the press releases issued by the Company are included as exhibits to this filing and are incorporated herein by reference.

          Certain statements set forth above, including, but not limited to, statements containing the words "anticipates," "believes," "expects," "intends," "will," "may" and similar words constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on management's current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company's actual results or performance to differ materially from any future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors detailed from time to time in the Company's filings with the Securities and Exchange Commission. Such factors may include, without limitation, the delays or the inability to complete the Company's plan of reorganization; the availability and terms of capital in light of recent losses, cash flow shortfalls and the Company's Chapter 11 bankruptcy filing; adverse actions which may be taken by creditors and the outcome of various bankruptcy proceedings; the Company's ability to attract patients given its current financial position; and the effects of healthcare reform and legislation on the Company's business strategy and operations. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

Items 4-6.  Not Applicable.

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Item 7.  Financial Statements and Exhibits.

     (a)  Financial statements of businesses acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.

     Exhibit 99.1  Press Release dated September 13, 1999.
     Exhibit 99.2  Press Release dated September 15, 1999.

Items 8-9.  Not Applicable.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VENCOR, INC.



Dated:  September 15, 1999              By: /s/ Richard A. Lechleiter
                                           --------------------------
                                           Richard A. Lechleiter
                                           Vice President, Finance,
                                           Corporate Controller and
                                           Treasurer


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